Daily Income Fund U.S. Treasury Portfolio

Short Term Income Class Shares (“Short Term Income Shares”) – Ticker Symbol: DRIXX

SUMMARY PROSPECTUS

July 29, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_ShortTerm. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2010, and the Fund’s most recent shareholder report, dated March 31, 2010, are all incorporated by reference into this Summary Prospectus.

:	Investment Objective

The investment objective of the U.S. Treasury Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Portfolio will achieve its investment objective.

:	Fees and Expenses of the U.S. Treasury Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Short Term Income Shares of the U.S. Treasury Portfolio.

	U.S. Treasury Portfolio Short Term Income Shares

SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.70%
Other Expenses (includes Administration Fees listed below)		0.19%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.01%

600 FIFTH AVENUE

NEW YORK, NY 10020

(212) 830-5345

(800) 433-1918 (Toll Free)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Short Term Income Shares of the U.S. Treasury Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Short Term Income Shares of the U.S. Treasury Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Short Term Income Shares of the U.S. Treasury Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Treasury Portfolio – Short Term Income Shares:	$103	$322	$558	$1,236

:	Principal Investment Strategies

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Treasury Portfolio seeks to achieve its objective by investing only in obligations backed by the full faith and credit of the United States government with maturities of 397 days or less and repurchase agreements which are collateralized by such obligations calling for resale in 397 days or less. Under normal circumstances the Portfolio will invest all of its net assets, plus borrowings for investment purposes, in obligations issued or guaranteed by the U.S. Treasury. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

:	Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	The amount of income the Fund generates will vary with changes in prevailing interest rates.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The U.S. Treasury Portfolio’s investment policy of only investing in U.S. Treasury obligations and other obligations that are issued or guaranteed by the United States Government (including repurchase agreements), while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Short Term Income Shares of the U.S. Treasury Portfolio. The bar chart shows changes in the average annual total returns of the Short Term Income Shares of the U.S. Treasury Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the one year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Short Term Income Shares of the U.S. Treasury Portfolio may be obtained by calling the Fund toll free at (800) 750-7862.

U.S. Treasury Portfolio – Short Term Income Shares

As of June 30, 2010, the U.S. Treasury Portfolio Short Term Income Shares had a year-to-date return of 0.00%.

The U.S. Treasury Portfolio Short Term Income Shares’ highest quarterly return was 1.07% for the quarter ended March 31, 2007; the lowest quarterly return was 0.00% for the quarter ended June 30, 2010.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns – For the period ended December 31, 2009

Short Term Income Shares
One Year	0.00%
Since Inception*	1.81%

*	The inception date for the U.S. Treasury Portfolio’s Institutional Shares was November 2, 2006.

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem U.S. Treasury Portfolio Short Term Income Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang Funds, 600 Fifth Avenue – 8th Floor, New York, NY 10020), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $5,000 and the minimum amount for subsequent investments is $100.

:	Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TR.ST-23380W820-SP

Daily Income Fund U.S. Treasury Portfolio

Short Term Income Class Shares

Summary Prospectus

July 29, 2010